Exhibit 99.2

Fourth Quarter Fiscal 2011 Earnings
Conference Call
February 28, 2012

Forward-Looking Statements
This presentation contains forward-looking statements regarding the Company's prospects, including the outlook for tanker and articulated tug barge markets, changing oil trading patterns, anticipated levels and timing of newbuilding and scrapping, prospects for certain strategic alliances and investments, estimated TCE rates achieved for the first quarter of 2012 and for the second, third and fourth quarters of 2012, projected scheduled drydock and off hire days for each quarter of 2012, timely delivery of newbuildings in accordance with contractual terms, projected locked-in charter revenue and locked-in time charter days for 2012 through 2015 and thereafter, estimated revenue and expense items, levels of equity income and capital expenditures for 2012, the profitability in 2012 of certain business units and OSG’s LNG and FSO joint ventures, OSG’s ability to access capital markets, raise additional debt financing, sell assets, enter joint ventures, securitize charter revenue, and achieve its liquidity goals, OSG’s projected compliance with financial covenants in 2012, OSG’s ability to reduce charter rates on certain chartered-in vessels, to further reduce general and administrative expense and to achieve fuel cost savings across OSG’s fleet, prospects of OSG’s strategy of being a market leader in the segments in which it competes, the projected growth of the Jones Act and world tanker fleets, and the forecast of world economic activity and oil demand. These statements are based on certain assumptions made by OSG management based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Forward-
looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of OSG, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the Company’s Annual Report for
2010 on Form 10-K and those risks discussed in the other reports OSG files with the Securities and Exchange
Commission.

Financial Highlights
■ Fiscal 2011 results reflected trough markets in Crude and Products
 • TCE revenues $790M, down 7% vs. 2010
 • Reported net loss $193M
■ Fourth quarter results were dragged down by continued weak Crude freight rates, which offset contributions from Products and U.S. Flag segments
 • TCE revenues were $190M, a 4% increase from $183M in 4Q2010
 • Reported net loss of $50M or $1.65 per diluted share
■ U.S. Flag results continued to improve throughout 2011
 • 2011 operating income of $45M vs. $3M in 2010 1
■ G&A in 2011 was $83 million, a 42% reduction from $144 million in 2008
1 Before direct and allocated General and Administrative expense.

OSG Management is Focused on Reducing Costs,
Improving Liquidity and Providing Capital for Growth
■ As we begin the year,
 • We have more than adequate cash and availability to operate the Company throughout 2012
 • We expect cash flow from operations to cover most or all of our requirements in 2012
 • We expect to remain in full compliance with our financial covenants throughout 2012
■ Management is now pursuing a range of options to enhance financial flexibility and increase liquidity, including but not limited to:
 • Over $600 million in potential new secured debt on existing unencumbered assets
 • Selective vessel sales
 • Joint venturing of existing assets
 • Incremental credit availability from existing and new banks
 • Securitization of long-term charter revenue
 • U.S. tax leases for selected U.S. flag assets
 • Public issuance from shelf registration to the extent markets become attractive
■ Our liquidity goals are achievable with any of a number of combinations of the above - we will strike the optimal balance
■ The incremental liquidity raised will see us into the future and provide capital for growth

How are we managing OSG through this downturn?
■ We continue to reduce shoreside G&A and control costs at sea
 • Reduced G&A expense by $17M in 2011 and additional steady state savings will be achieved
 • Vessel operating expenses are well contained and we continue to maintain high quality standards
 • Fuel cost savings initiative is bearing fruit - material cost savings expected
■ We continue to improve the economics of our chartered-in vessel portfolio by redelivering and repricing higher cost charters-in
 • In 2012 we will redeliver 11.9 VLCCs, Suezmax and Aframax tankers 1
 • Finalized charter rates reductions on four chartered-in product carriers
 • Current weak charter markets should enable us to replace more expensive charters-in with profitable charters-in in all our International segments
■ We are intensely focused on commercially outperforming the market
 • Fleet of 37 MRs positions us well in this market
■ We expect to drive increased distributions from our LNG and FSO joint ventures
■ Our forward capital commitments are minimal
 • Our Products and U.S. Flag newbuilding programs are now complete
 • Only 2 Aframaxes now remain on order - $53M in remaining payments thru 2013 delivery
1 Based on OSG’s share in such time charters. Includes certain chartered-in vessels not included in Fleet List.

Update on Title XI Applications
■ OSG filed the initial application for $241.8 million, 25-
 year financing of our two Jones Act shuttle tankers in
 2010
■ Two years later, MARAD was indicating a reduction to a
 $200 million facility (before an estimated $16 million in
 fees), with a shorter term structure and onerous sinking
 fund features
■ We withdrew our Title XI application for these vessels
 earlier this month when it became apparent that it would
 not be approved on the original terms as submitted
■ We have a number of options already underway for our
 two shuttle tankers, both of which are debt-free and on
 long-term charters to Petrobras
■ Because of the requirement to redeposit the proceeds
 into our Capital Construction Fund, the Title XI financing
 for the ATBs is less attractive than the other options
 available to us and we are therefore unlikely to pursue it
Shuttle Tankers
ATBs

REALIZED SPOT TCEs BY CLASS			
in $/day			
	3Q2011	4Q2011	1Q2012 [1]
VLCC	10,993	11,841	23,000
Suezmax	15,123	12,408	25,000
Aframax	10,322	9,765	14,500
Aframax Lightering	15,393	14,165	22,000
Panamax	12,005	12,723	14,000
MR	13,171	14,999	12,500

OSG

■ So far in 2012, Crude spot rates
 have picked up from depths
 reached in the last 6 months of
 2011
■ We believe the International
 tanker markets bottomed out in
 the second half of 2011
2012 Outlook
1 Estimated spot TCEs achieved in 1Q2012 through February 17, 2012 as reported in OSG’s 4Q2011 earnings press release dated February 28, 2012.
■ We expect somewhat better rates in our International markets in 2012, and our substantial operating leverage to International Crude and Products markets will make us a major beneficiary of a market upturn
■ Jones Act fundamentals remain strong with upward pressure on rates

2012 Outlook - International Crude
Higher Utilization as More Longer-Haul Crudes Move Both West and East
■ Increase in long-haul crude oil movements to the West
 • Middle East to U.S. Gulf Coast crude movements from startup of 325 kbpd Motiva refinery expansion in Port Arthur, Texas
■ Significant increase in refining capacity and refining runs in Asia
 • New refining capacity of 500 kbpd in China and 300 kbpd in India
 • Rebound in 2012 Japanese refinery runs vs. 2011 post-earthquake/tsunami
■ Seaborne movement to fully meet increases in China’s 2012 oil demand levels
 • In 2011, Chinese demand was partially met by an increase in Russian crudes via new ESOP pipeline -
 no additional pipeline crude movements forecast in 2012
■ Reduction in light sweet / heavy sour crude price differentials (Brent-Dubai spread)
 • Provides economic incentive for Asian refineries to run more longer-haul West African crudes over shorter-haul Middle East crudes
■ Potential Wildcards
 • Increase in strategic reserves in Asia, especially in China from completion of Phase 2 SPR program with 8 sites and combined storage capacity of 200 million barrels
 • Iran sanctions may result in longer-haul movements and increase in Iranian floating storage

2012 Outlook - International Products
Positive Outlook for Products Trade in 2012, Especially in Atlantic Basin
■ Forecast increase in product exports from U.S. Gulf Coast
 • Start-up of incremental and upgrade refining capacity to increase products available for export
 • Increase in product demand in Latin America combined with Hovensa refinery closure reduces product supply in Latin America and results in increasing exports from Gulf Coast into Caribbean and Latin America areas
 • Continued diesel exports into Europe
■ Refinery shutdowns in Atlantic Basin removes about 500 kbpd of clean product supply on U.S. East Coast
 • Gasoline requirements on U.S. East Coast to be sourced from incremental product movements from Europe, Canada, Russia and Asia
■ Increase in Avjet deficit position in Europe and Latin America
 • Increase in product movements primarily from Asia
■ Continued and growing clean product deficit position in Africa
 • Increase in product movements primarily from Asia
■ Result: Rising rates as growth in tonne-mile demand in 2012 exceeds increase in supply

2012 Outlook - U.S. Flag
Jones Act Market Continues to Tighten
■ Jones Act fleet expected to experience modest growth through 2015
 • Current fleet of 55 vessels reflects 10 retirements in 2011
 • 5 vessels on order, with 2 mandatory retirements
■ All vessels are currently employed - spot rates and utilization are rising and period inquiry is increasing
■ Motiva start-up increases products availability in U.S. Gulf - opportunity for additional Jones Act movements, especially into Florida
 • Product imports into Florida of 150 kbpd in 2011, mostly from Hovensa refinery in St. Croix - refinery now in permanent shutdown in early February
■ Recent U.S. East Coast refinery closures creates potential for upcoast
 Jones Act movements

In Summary
■ Management remains committed to managing the Company conservatively and in controlling costs vigilantly
■ We expect some improvement in our International markets, as reflected in rates year-to-date in 2012
 • We have substantial operating leverage and will benefit greatly from an upturn
■ We expect solid contributions from our U.S. Flag business and our LNG and FSO joint ventures this year
■ We have ample liquidity available to us and expect to remain in full compliance with all of our financial covenants this year
■ Our remaining capital commitments are minimal, and our refinancing requirements are manageable
■ We are pursuing a wide array of options to strengthen liquidity and provide capital for growth and are confident about our ability to execute on them page *
Financial Review
Myles Itkin, CFO

(In thousands, except EPS and days)	4Q2011	4Q2010
Shipping Revenues	**$257,746**	**$232,025**
Voyage expenses	67,622	48,828
TCE Revenues	**190,124**	**183,197**
Vessel expenses	73,990	69,506
Charter hire expenses	94,064	99,354
Depreciation and amortization	47,264	43,337
General and administrative	16,441	24,031
Shipyard contract termination recoveries	-	(1,434)
Gain on sale of vessels	(1,706)	(651)
	230,053	234,143
Loss from vessel operations	(39,929)	(50,946)
Equity in income of affiliated companies	8,959	9,101
Operating Loss	**(30,970)**	**(41,845)**
Other income	1,071	553
Interest expense	(21,928)	(17,819)
Income tax benefit	1,857	3,832
Net Loss	**($49,970)**	**($55,279)**
Diluted EPS	**($1.65)**	**($1.83)**
Diluted shares outstanding	30,242	30,155
EBITDA	**$17,365**	**$2,045**
Diluted EPS	($1.65)	($1.83)
Less: Special Items	$0.07	$0.13
Adjusted Diluted EPS	**($1.72)**	**($1.96)**
Operating Days	10,245	10,240
Revenue Days	9,957	9,582

OSG

Financial Review - Income Statement
Reflects impact of 375-day increase in revenue days
quarter-over-quarter due to growth in U.S. Flag Product
Carriers, MRs and Suezmaxes as well as the return to
service of two LR1s that were undergoing repairs for most
of the 2010 period
Reflects gain on sale of OSG 400 and two tugs
Reflects 325 fewer charter-in days in the current period as
well as a $5,000 per day reduction in daily time charter-in
rates for one VLCC and one Aframax
Reflects reductions in headcount and $6M in incentive
compensation payable as well as other cost cutting
measures
Reflects growth in U.S. Flag operating fleet and return to
service of OSG 209 and OSG 214 from layup as well as
current year deliveries in Int’l Products fleet

(In thousands)	As of Dec. 31, 2011	As of Dec. 31, 2010
ASSETS		
Cash and cash equivalents	$54,877	$253,649
Short term investments [1]	-	20,047
Voyage receivables	168,313	160,993
Other receivables, including income taxes recoverable	52,337	99,611
Inventories, prepaid expenses and other current assets	66,620	60,577
Total Current Assets	342,147	594,877
Vessels and other property, less accum. depr.	3,226,923	3,195,383
Vessels held for sale	-	3,305
Deferred drydock expenditures, net	66,023	46,827
Total Vessels, Deferred Drydock and Other Property	3,292,946	3,245,515
Investments in affiliated companies	251,385	265,096
Intangible assets, less accumulated amortization	77,158	83,137
Goodwill	9,589	9,589
Other assets	61,124	42,889
Total Assets	$4,034,349	$4,241,103
LIABILITIES AND EQUITY		
Accounts payable, accrued expenses and other current liabilities	$125,111	$129,178
Current portion of long-term debt	14,990	44,607
Long-term debt	2,050,902	1,941,583
Deferred gain on sale and leaseback of vessels	11,051	40,876
Deferred federal income taxes and other liabilities	277,050	274,716
Total Liabilities	2,479,104	2,430,960
Total Equity	1,555,245	1,810,143
Total Liabilities and Equity	4,034,349	4,241,103

Financial Review - Balance Sheet
Reflects $183M drawn under revolving credit facility
and CEXIM facility, offset by $194M in expenditures for
vessels & other fixed assets, $105M in debt
repayments and $47M in dividends paid to
shareholders
Overseas New Orleans delivered to buyers during
1Q2011
Decrease reflects $41M tax refund received in January
2011
1 Short term investments consists of time deposits with maturities greater than 3 months
Includes CIP of $240M for 4 vessels
Includes deferred costs associated with forward start
facility (and other investments designed to offset the
mark-to-market movement in unfunded pension
obligations)
Reflects December 2011 prepayments of principal
otherwise due in 2012 and 2013

($ in millions)	12/31/11 Outstanding	2012	2013
Secured Term Debt	**$643**	$15	$95
Unsecured Debt			
Public Bonds	**510**	-	64
Revolving Credit Facility	**917**	-	27
Unsecured Debt	**1,427**	-	91
TOTAL DEBT	**$2,069**	$15	$185
			reflects revolver refinancing thru fwd start facility
Capital Commitments			
Construction Payments	**$78**	$48	$30

OSG

■ Strong liquidity profile
 • Cash and availability under
 unsecured revolving credit facility
 totals $0.8B 1
 • Liquidity-adjusted debt 2 to capital =
 56.2%
 • Manageable debt and refinancing
 obligations over next two years
 • Future construction commitments of
 $78M
■ Large unsecured asset base
 • 72% of Vessel NBV is unsecured
Financial Flexibility
Ample Liquidity and Minimal Capital Commitments
Covenants on Revolving Credit Facility (matures in Feb. 2013) 3
Covenant 4Q2011 Capacity
Maximum Leverage 4 < 60%	46%	$1.5B add’l debt
Minimum Tangible Net Worth ≥ $1.2B	$2.3B	$1.1B in losses
Minimum Unencumbered Assets 5 ≥ 150%	205%	$0.6B new secured debt on $0.8B of vessels
All figures as of December 31, 2011. 1 Availability under unsecured revolving credit facility is before a $150 million reduction that occurred in February 2012. 2 Long-term debt reduced by Cash and Equivalents. 3 Preliminary figures. 4 Funded indebtedness to total capitalization. 5 Unencumbered tangible assets to unsecured debt; capacity assumes 70% advance ratio.
Debt Repayment and Capital Commitments

2012 Guidance
■ Estimated vessel expenses  $300M to $315M
■ Time and bareboat charter hire expenses $350M to $360M
■ Depreciation and amortization $195M to $205M
■ G&A $80M to $87M
■ Equity income of affiliated companies $25M to $30M
■ Interest expense $87M to $95M
■ Capital expenditures
 – Drydock costs  $40M for full year (on 33 vessels)
                   (Q1 $14M; Q2 $15M; Q3 $3M; Q4 $8M)
 – Newbuild progress payments, vessel  $56M for full year
  improvements and capitalized interest             (Q1 $27M; Q2 $10M; Q3 $7M; Q4 $12M)

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Appendix

(In thousands, except per share amounts)	Three Months Ended				Fiscal Year Ended			
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2011		Dec. 31, 2010	
	$	$ Per Share	$	$ Per Share	$	$ Per Share	$	$ Per Share
Gain / (loss) on sale / write-down of securities and early retirement of debt	$198	$0.01	-	-	($61)	($0.00)	($656)	($0.02)
Gain / (loss) on sale of vessels, net of impairments	1,707	0.06	$651	$0.02	2,060	0.07	(25,468) [1]	(0.86) [1]
Shipyard contract termination recoveries	-	-	1,434	0.05	-	-	933	0.03
Mark-to-market (loss) / gain on FSO Africa interest rate swaps	(169)	(0.01)	1,884	0.06	(5,075)	(0.17)	(5,023)	(0.17)
De-designation of FSO Africa interest rate swaps	-	-	-	-	-	-	(4,548)	(0.15)
Deferred finance costs related to terminated OSP facility	-	-	-	-	-	-	(1,029)	(0.03)
Deferred finance costs related to amended FSO Africa facility	-	-	(358)	(0.01)	-	-	(358)	(0.01)
Unrealized derivative activity	426	0.01	108	0.00	(427)	(0.01)	345	0.01
Total	**$2,161**	**$0.07**	**$3,719**	**$0.13**	**($3,502)**	**($0.12)**	**($35,804)**	**($1.21)**
Reported Net Loss / EPS	($49,970)	($1.65)	($55,279)	($1.83)	**($192,916)**	($6.39)	($134,243)	($4.55)
Adjusted Net Loss / EPS	**($52,131)**	**($1.72)**	**($58,998)**	**($1.96)**	**($189,414)**	**($6.27)**	**($98,439)**	**($3.34)**
Diluted shares outstanding		30,242		30,155		30,228		29,498

OSG

Reconciling Items
Special Items Affecting Net Loss
Set forth below are significant items of income and expense that affected the Company’s results for the three months and fiscal years ended
December 31, 2011 and 2010, all of which are typically excluded by securities analysts in their published estimates of the Company’s financial results.
1 The U.S. Flag asset impairment charges have been tax effected from the pre-tax charge of $28.6 million.

Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter. Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.

	Three Months Ended Dec. 31,		Fiscal Year Ended Dec. 31,	
($ in thousands)	**2011**	**2010**	**2011**	**2010**
Time charter equivalent revenues	$190,124	$183,197	$790,201	$853,278
Add: Voyage expenses	67,622	48,828	259,330	192,332
Shipping Revenues	$257,746	$232,025	$1,049,531	$1,045,610

	Three Months Ended Dec. 31,		Fiscal Year Ended Dec. 31,	
($ in thousands)	**2011**	**2010**	**2011**	**2010**
Net Loss	($49,970)	($55,279)	($192,916)	($134,243)
Income tax benefit	(1,857)	(3,832)	(4,962)	(7,456)
Interest expense	21,928	17,819	79,898	67,044
Depreciation and amortization	47,264	43,337	179,721	170,670
EBITDA	$17,365	$2,045	$61,741	$96,015

OSG

Reconciling Items (cont’d)
EBITDA
EBITDA represents operating earnings before interest expense and income taxes, plus other income/(expense) and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods. EBITDA should not be considered a substitute for net income / (loss) or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.
TCE Revenues

Fleet Composition - As of February 24, 2012
	Owned	Chartered-in	Total	Newbuild	Total
VLCC	11	4	15	-	15
FSO	2	-	2	-	2
Suezmax	-	3	3	-	3
Aframax	6	3	9	2	11
Panamax	9	-	9	-	9
Lightering	2	4	6	-	6
Total Crude	30	14	44	2	46
LR1	4	2	6	-	6
MR *	17	22	39	-	39
Total Products	21	24	45	-	45
Product Carrier	2	10	12	-	12
Clean ATB	7	-	7	-	7
Lightering ATB	3	-	3	-	3
Total U.S. Flag	12	10	22	-	22
Total Gas	4	-	4	-	4
TOTAL	67	48	115	2	117
* Products MR operating fleet Includes 2 owned U.S. Flag MRs that trade internationally, a car carrier and a chemical tanker.

Actual	Estimate			
	4Q2011	**1Q2012**	**2Q2012**	**3Q2012**	**4Q2012**
Crude					
VLCC (including ULCC)	73	34	33	9	9
Suezmax	-	4	3	3	2
Aframax	30	26	14	5	5
Aframax Lightering	-	9	-	41	1
Panamax	13	27	87	7	7
Refined Petroleum Products					
LR1	8	-	10	-	10
MR [1]	101	41	27	6	29
Chemical	-	-	-	-	-
U.S. Flag					
Product Carrier	2	36	46	40	50
ATB	58	26	77	12	56
Other	-	-	1	-	21
TOTAL	**284**	**202**	**297**	**122**	**190**

OSG

Off Hire Schedule
Off Hire and Scheduled Drydock
In addition to regular inspections by OSG personnel, all vessels are subject to periodic drydock, special survey and other scheduled or known maintenance and repairs. The table below sets forth, by vessel class, actual days off hire for the fourth quarter of 2011 and anticipated days off hire for the four quarters of 2012 for the above-mentioned events.

Crude	Products	U.S. Flag	Other	Total OSG
Base charter hire	$40,646	$31,859	$21,310	$1,367	**$95,182**
Profit share	-	-	-	-	**-**
Amortization of deferred gain	(3,942)	(809)	-	-	**(4,751)**
Other	-	-	2,797	-	**2,797**
Spot Charter Lightering	836	-	-	-	**836**
Charter hire expense	$37,540	$31,050	$24,107	$1,367	**$94,064**

	VLCC	Suezmax	Aframax	Lightering	Total Crude
Base charter hire	$13,850	$12,351	$9,025	$5,420	**$40,646**
Profit share	-	-	-	-	**-**
Amortization of deferred gain	(2,918)	-	(1,024)	-	**(3,942)**
Other	-	-	-	-	**-**
Spot Charter Lightering	-	-	-	836	**836**
Charter hire expense	$10,932	$12,351	$8,001	$6,256	**$37,540**

OSG

Charter Hire Expense by Segment
For the Quarter Ended December 31, 2011
($ in thousands)
Note: Vessels chartered-in for less than one year are not on the Company’s fleet list.

Time Charter	Pool Charters	Total
2012	$198,929	$6,786	$205,715
2013	122,989	495	123,484
2014	77,050	-	77,050
2015	15,952	-	15,952
2016 and thereafter	-	-	-
Total	$414,921	$7,282	$422,202
% of Total	98%	2%	100%

	U.S.	Product	Crude	Other	Total
2012	$163,231	$16,242	$10,973	$8,483	$198,929
2013	117,680	5,077	232	-	122,989
2014	76,372	679	-	-	77,050
2015	15,951	-	-	-	15,952
2016 and thereafter	-	-	-	-	-
Total	$373,235	$21,998	$11,205	$8,483	$414,921
% of Total	90%	5%	3%	2%	100%

	U.S.	Product	Crude	Other	Total
2012	3,147	1,074	798	487	5,506
2013	2,070	347	17	-	2,434
2014	1,231	46	-	-	1,277
2015	216	-	-	-	216
2016 and thereafter	-	-	-	-	-
Total	6,664	1,467	815	487	9,433
% of Total	71%	16%	9%	5%	100%

OSG

Future Revenue $/Days by Segment
As of December 31, 2011
Locked-in Time Charter
Days by Segment
Locked-in Time Charter
Revenue by Segment
($ in 000)
Locked-in
Charter Revenue
($ in 000)
Note: Locked-in time charter days for 2012 are as of 12/31/11 and will differ from a more current date used in Appendices 3 and 4 in the quarterly earnings press release.

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